Exhibit 99.1

Diffusion Pharmaceuticals Announces New Date for

Previously Announced Special Meeting of Stockholders

●	Special Meeting of Stockholders Rescheduled to Monday, April 18, 2022 at 9:00 a.m. E.T.
●	No Change to Meeting Location, Record Date, or Proposals to Be Voted Upon

CHARLOTTESVILLE, Va., April 8, 2022 -- Diffusion Pharmaceuticals Inc. (NASDAQ: DFFN) (“Diffusion” or the “Company”), a biopharmaceutical company developing novel therapies that enhance the body’s ability to deliver oxygen to areas where it is needed most, today announced a postponement of its Special Meeting of Stockholders previously scheduled to be held on Thursday, April 14, 2022 at 9:00 a.m. ET (the “Special Meeting”). The postponement is intended to provide additional time to the Company’s stockholders to consider and vote on the proposals to be acted upon at the Special Meeting.

The Special Meeting will now be held on Monday, April 18, 2022, at 9:00 a.m. ET. The Special Meeting will still be completely virtual, the record date for the meeting remains March 24, 2022, and there is no change to the purpose of the Special Meeting or any of the proposals to be acted upon at the Special Meeting.

Stockholders who have not yet voted are encouraged to do so. Stockholders that own their shares in “street name” through a stock brokerage account or through a bank or nominee should consult the broker, bank, or nominee about its procedures to vote the shares. Valid proxies that have already been submitted will continue to be valid for purposes of the Special Meeting and at all adjournments or postponements thereof.

Important Information About the Special Meeting of Stockholders and Where to Find It

In connection with the Special Meeting, Diffusion has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement and certain other materials related to the Special Meeting have also been made available to the stockholders of the Company. The Company’s stockholders are advised to read the definitive proxy statement and any supplements or amendments thereto (including any supplement or amendment filed in connection with this postponement of the Special Meeting), as these materials contain important information about Diffusion and the matters subject to approval at the Special Meeting. Stockholders may obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Diffusion Pharmaceuticals Inc., 300 East Main Street, Suite 201, Charlottesville, Virginia 22902, Attn: General Counsel or via e-mail to proxyrequests@diffusionpharma.com.

About Diffusion Pharmaceuticals Inc.

Diffusion Pharmaceuticals Inc. is a biopharmaceutical company developing novel therapies that enhance the body’s ability to deliver oxygen to areas where it is needed most. Diffusion’s lead product candidate, TSC, is being developed to enhance the diffusion of oxygen to tissues with low oxygen levels, also known as hypoxia, a serious complication of many of medicine’s most intractable and difficult-to-treat conditions, including hypoxic solid tumors. For more information, please visit us at www.diffusionpharma.com.

Forward-Looking Statements

This press release includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including regarding the Company’s upcoming Special Meeting and the matters to be acted upon thereat. The Company may, in some cases, use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company’s control and, as a result, the Company’s actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risk and uncertainties include, the Company’s ability to achieve the presence of a quorum of stockholders entitled to vote at the Special Meeting, the results of the stockholder vote on each proposal submitted for approval at the Special Meeting, the Company’s ability to maintain compliance with the continued listing standards of Nasdaq, general economic, political, business, industry, and market conditions, including the ongoing COVID-19 pandemic; and the other factors discussed under the heading “Risk Factors” in the Company’s filings most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. Any forward-looking statements in this press release speak only as of the date hereof (or such earlier date as may be identified) and, except as required by applicable law, rule, or regulation, the Company undertakes no obligation to update any such statements after the date hereof.

Contacts

Investors:
Tiberend Strategic Advisors, Inc.
Lisa Sher/Daniel Kontoh-Boateng
lsher@tiberend.com / dboateng@tiberend.com

Media:
Kate Barrette
RooneyPartners
Kbarrette@rooneypartners.com